UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2018

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3001 Quail Springs Parkway Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 252-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 30, 2018, Gulfport Energy Corporation (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at 3001 Quail Springs Parkway, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2018. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Michael G. Moore, Craig Groeschel, David L. Houston, C. Doug Johnson, Ben T. Morris, Scott E. Streller, Paul D. Westerman and Deborah G. Adams were elected to continue to serve as the Company’s directors until the 2019 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Michael G. Moore	127,976,790	1,866,277	75,672	13,237,889
Craig Groeschel	127,965,982	1,875,546	77,211	13,237,889
David L. Houston	127,464,935	2,378,956	74,848	13,237,889
C. Doug Johnson	127,983,468	1,860,739	74,532	13,237,889
Ben T. Morris	127,827,336	2,013,859	77,544	13,237,889
Scott E. Streller	127,591,301	2,253,252	74,186	13,237,889
Paul D. Westerman	128,746,610	1,096,973	75,156	13,237,889
Deborah G. Adams	128,766,139	1,092,265	60,335	13,237,889

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
125,655,528	4,171,815	91,396	13,237,889

Proposal 3

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 was ratified. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
141,173,257	1,875,206	108,165	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: May 31, 2018	By:	/s/ Keri Crowell
Keri Crowell Chief Financial Officer